UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report July 26, 1999


                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


         Missouri                     333-60749                    43-1681393
(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
of incorporation)                                               Identification)


           210 West 10th Street, 6th Floor, Kansas City Missouri   64105
                (Address of principal executive offices)         (zip code)


        Registrant's telephone number, including area code: 816-435-5000


                             ----------------------

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

Exhibit 5.1 Opinion of Morrison & Hecker L.L.P. re: Legality relating to the Commercial Mortgage Acceptance Corp. Commercial
               Mortgage Pass - Through Certificates Series 1999 C-1.

Exhibit 8.1 Opinion of Morrison & Hecker L.L.P. re: Tax Matters relating to the Commercial Mortgage Acceptance Corp. Commercial
               Mortgage Pass - Through Certificates Series 1999 C-1.

Exhibit 23.1   Consent of Counsel Morrison & Hecker L.L.P. contained in
               Exhibit 5.1 and Exhibit 8.1.

Exhibit 99.1 Term Sheet for Commercial Mortgage Pass-Through Certificate Series 1999-C1.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMMERCIAL MORTGAGE ACCEPTANCE CORP.

                                            By:   /s/ Leon E. Bergman
                                                 ------------------------------
                                            Name:  Leon E. Bergman
                                                 ------------------------------
                                            Title:  Executive Vice President
                                                  -----------------------------
Date:   July 27, 1999